Schedule 14

                            Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

--------------------------------------------------------------------------------
                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):


[X]      No fee required.

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
                      c/o Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166

                                  June 15, 2004

Dear Member:

         On behalf of the Board of Managers of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting of Members of the Fund (the "Meeting"). The Meeting will be held at 11:00 a.m. (Eastern Standard time) on July 15, 2004, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

         The business to be conducted at the Meeting is described more fully in the attached Notice of Special Meeting and Proxy Statement. Please read the Proxy Statement carefully in deciding how to vote.

         Please feel free to call the proxy solicitor, Georgeson Shareholder Communications Inc., at 1-800-733-9986 if you have any questions regarding voting procedures.

         WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VIEWS BE REPRESENTED. TO ENSURE THAT HAPPENS, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED OR BY FAX TO 1-877-260-0406. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

         Thank you for your confidence and support.


                                              Very truly yours,

                                              ADVANTAGE ADVISERS
                                              XANTHUS FUND, L.L.C.

                                              /s/ MARSHALL DORNFELD
                                              ----------------------------
                                              Marshall Dornfeld
                                                Principal Manager

                              Questions and Answers
                              ---------------------

         At a Special Meeting of the Members ("Members") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") to be held on July 15, 2004, Members will have the opportunity to vote on a proposal relating to the Fund. We recommend that you carefully read the enclosed Proxy Statement, which describes the proposal in detail. The following "Questions and Answers" are provided for your convenience.

Why is the Fund holding a Special Meeting of Members?

                  At the Special Meeting, the Members will vote on a proposal to elect six persons to serve as members of the Board of Managers (the "Board"). This election will help assure continued compliance with 1940 Act provisions requiring that a majority of the Managers be elected by Members and allowing the appointment of a new Manager by the Board only if, after such appointment, at least two-thirds of the Managers have be elected by Members.

How does the Board recommend that I vote?

                  The Board recommends that you vote FOR ALL of the persons nominated by the Board and listed on the proxy card.

How can I vote?

                  Whether or not you attend the Meeting, you may vote by using one of the following options:

                  o By mail: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;
                  o By fax: Mark, sign and date the enclosed proxy card and fax both sides of the card to 1-877-260-0406. Do not mail the paper proxy card;
                  o By phone: Call 1-800-858-0073 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or
                  o        By internet: Log on to
                           http://www.proxy.georgeson.com. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

                  If you attend the Meeting, you may vote in person.

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
                      c/o Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                           To be held on July 15, 2004

To the Members:

                  A Special Meeting (the "Meeting") of the Members (the "Members") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") will be held on July 15, 2004, at 11:00 a.m. (Eastern Standard time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  The Meeting is called for the following purposes:

                  (1) to elect six persons to serve as members of the Board of Managers of the Fund; and

                  (2) to transact such other business as may properly come before the Meeting.

                  These items are discussed in greater detail in the accompanying Proxy Statement.

                  You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2004. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or by fax to 1-877-260-0406. Additional procedures you may use to vote are described on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted FOR ALL of the persons nominated by the Board of Managers.

                  The Fund will furnish, without charge, copies of the Fund's most recent annual report and semi-annual report to Members upon request. Please call 1-888-697-9661 to request copies of these reports.

                  If you have any questions, please call your account representative or Oppenheimer Asset Management Inc. at 212-667-4225.

                                                   By Order of the
                                                   Board of Managers

                                                   Marshall Dornfeld
                                                   Principal Manager

EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING OF MEMBERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.
                      c/o Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166
                             Telephone: 212-667-4225

                           SPECIAL MEETING OF MEMBERS
                           To Be Held on July 15, 2004


                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------


                  This Proxy Statement is being furnished to members ("Members") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on July 15, 2004, beginning at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

                  In addition to soliciting proxies by mail, officers of Oppenheimer Asset Management Inc. ("OAM"), the managing member of Advantage Advisers Management, L.L.C., the Fund's investment adviser (the "Adviser"), may solicit proxies by telephone, telegraph or in person, without special compensation. The Fund has retained Georgeson Shareholder Communications Inc. to solicit proxies from Members.

                  At the Meeting, Members will vote on a proposal to elect six persons to serve as members of the Board (the "Proposal").

                  If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Fund will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted FOR ALL of the persons nominated by the Board for election as members of the Board ("Managers"). You have the right to revoke your proxy at any time prior to its exercise either by attending the Meeting and voting in person, or by sending a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

                  If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the holders of a majority of the Member interests in the Fund ("Interests") present at the Meeting in person or by proxy and entitled to vote. Under the limited liability company agreement of the Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date will constitute a quorum at the Meeting.

                  The close of business on May 31, 2004, has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

                  Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital accounts of all Members was $511,467,457.

                  This Proxy Statement is first being mailed to Members on or about June 15, 2004.

                  Copies of the Fund's most recent annual report and semi-annual report to Members are available upon request, without charge, by calling 1-888-697-9661.

                  As of the Record Date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding Interests. None of the Managers holds any outstanding Interests. As of the Record Date, neither the Adviser nor any of its affiliates (collectively, the "Adviser Affiliates") beneficially owned any Interests.





--------------------------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on June 1, 2004, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                Table of Contents
                                -----------------
                                                                            Page
                                                                            ----

I.    Proposal for Member Approval............................................1

      Proposal 1-- Election of Six Nominees to Serve as Managers
      of the Fund.............................................................1

II.   Voting Information......................................................8

III.  Other Matters and Additional Information................................9

Exhibits

Exhibit 1:  Audit Committee Charter

Exhibit 2:  Nominating Committee Charter

I.       Proposal for Member Approval.
         ----------------------------


                                   PROPOSAL 1

                        TO ELECT SIX NOMINEES TO SERVE AS
                              MANAGERS OF THE FUND


                  At the Meeting, Members will vote on a proposal to elect six persons nominated by the Board to serve as Managers. The nominees are: Jesse H. Ausubel, Lawrence K. Becker, James E. Buck, Marshall Dornfeld, Luis Rubio and Janet L. Schinderman. Mr. Ausubel has served as a Manager since the Fund's inception. He was initially elected by the Fund's organizational member and was subsequently elected at a Special Meeting of Members held on May 5, 2003. Messrs. Buck and Rubio and Ms. Schinderman were elected at the Special Meeting of Members held on May 5, 2003. Mr. Becker was nominated and appointed by the Managers, including a majority of the Managers who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"), at a meeting held on October 30, 2003. Mr. Dornfeld was nominated and appointed by the Managers at a meeting held on February 26, 2004. He is an "interested person," as defined by the 1940 Act, of the Fund. Each of the other Managers is an Independent Manager.

                  The Board has determined to have each of the present Managers stand for election by Members at this time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Managers. These provisions require that a majority of the Managers be elected by Members and allow the appointment of a new Manager by the Board only if, after such appointment, at least two-thirds of the Managers have be elected by Members.

                  The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the six nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

                  Information regarding the nominees, including brief biographical information, is set forth below.

                                                                                                (5)
                                                                                             Number of
                                                                                           Portfolios in           (6)
                                (2)            (3)                                          Fund Complex          Other
                             Position(s)     Term of                                        Overseen by     Directorships Held
                               Held          Office/                    (4)                 Manager or        by Manager or
        (1)                   with the      Length of          Principal Occupation(s)      Nominee for        Nominee for
Name, Address and Age          Fund         Time Served          During Past 5 Years          Manager            Manager
--------------------------  ------------  ----------------  ----------------------------  ---------------  --------------------
Jesse H. Ausubel              Manager      Indefinite/      Director, Richard Lounsbery           5           See column (4)
c/o Oppenheimer Asset                      2/10/99-Present  Foundation (1997 to
Management Inc.                                             present); Director, Program
200 Park Avenue, 24th Floor                                 for the Human Environment
New York, NY 10166                                          and Senior Research
Age 52                                                      Associate, The Rockefeller
                                                            University (1993 to
                                                            present); Program Director,
                                                            Alfred P. Sloan Foundation
                                                            (1994 to present); Adjunct
                                                            Scientist, Woods Hole
                                                            Oceanographic Institution
                                                            (1995 to present).  Mr.
                                                            Ausubel also is a member of
                                                            the Board of Managers of
                                                            Advantage Advisers Xanthus
                                                            Fund, L.L.C. ("Xanthus"),
                                                            Advantage Advisers Whistler
                                                            Fund, L.L.C. ("Whistler"),
                                                            Advantage Advisers Wynstone
                                                            Fund, L.L.C. ("Wynstone")
                                                            and Advantage Advisers
                                                            Xanthus Fund II, L.L.C.
                                                            ("Xanthus II"), investment
                                                            companies for which the
                                                            Adviser serves as
                                                            investment adviser.

Lawrence K. Becker            Manager      Indefinite/      Mr. Becker is a private              11           See column (4)
c/o Oppenheimer Asset                      10/30/03-        investor in real estate
Management Inc.                            Present          management concerns.  From
200 Park Avenue, 24th Floor                                 February 2000 through June
New York, NY 10166                                          2003, he was Vice President
Age 48                                                      - Controller/Treasurer for
                                                            National Financial Partners
                                                            (specialist in financial
                                                            services distribution).
                                                            Prior to that time, Mr.
                                                            Becker was a Managing
                                                            Director - Controller/
                                                            Treasurer of Oppenheimer
                                                            Capital (which is not
                                                            affiliated with OAM)
                                                            and its Quest for Value
                                                            Funds.  Mr. Becker is a
                                                            licensed certified public
                                                            accountant.  Mr. Becker
                                                            serves as the treasurer of
                                                            The France Growth Fund,
                                                            Inc.  Mr. Becker also is a
                                                            member of the Board of
                                                            Managers of Advantage
                                                            Advisers Augusta Fund,
                                                            L.L.C. ("Augusta"),
                                                            Advantage Advisers Sawgrass
                                                            Fund, L.L.C. ("Sawgrass")

                                                                                                (5)
                                                                                             Number of
                                                                                           Portfolios in           (6)
                                (2)            (3)                                          Fund Complex          Other
                             Position(s)     Term of                                        Overseen by     Directorships Held
                               Held          Office/                    (4)                 Manager or        by Manager or
        (1)                   with the      Length of          Principal Occupation(s)      Nominee for        Nominee for
Name, Address and Age          Fund         Time Served          During Past 5 Years          Manager            Manager
--------------------------  ------------  ----------------  ----------------------------  ---------------  --------------------
                                                            and Advantage Advisers
                                                            Troon Fund, L.L.C.
                                                            ("Troon"), investment
                                                            companies for which the
                                                            Adviser or an affiliate
                                                            serves as investment
                                                            adviser, and is a Manager
                                                            of Xanthus, Whistler,
                                                            Wynstone, and Xanthus II.
                                                            Mr. Becker also is a
                                                            Trustee of Advantage
                                                            Advisers Multi-Sector Fund
                                                            I ("AAMSF1") and a Director
                                                            of The India Fund, Inc.
                                                            ("India Fund") and The Asia
                                                            Tigers Fund, Inc. ("Asia
                                                            Fund"), investment
                                                            companies for which
                                                            affiliates of the Adviser
                                                            serve as investment adviser.

James E. Buck                 Manager      Indefinite/      Mr. Buck retired in 2002 as           5           See column (4)
c/o Oppenheimer Asset                      4/25/03-present  Senior Vice President and
Management Inc.                                             Secretary of the New York
200 Park Avenue, 24th Floor                                 Stock Exchange, Inc. (the
New York, NY 10166                                          "Exchange") and the
Age 68                                                      subsidiaries of the
                                                            Exchange, including the
                                                            NYSE Foundation and the
                                                            Fallen Heroes Fund (1967 to
                                                            2003).  Mr. Buck is a
                                                            member of the Board of
                                                            Managers of Xanthus,
                                                            Whistler, Wynstone and
                                                            Xanthus II.

Marshall Dornfeld*            Manager      Indefinite/      Mr. Dornfeld is a Managing            5           See column (4)
c/o Oppenheimer Asset                      2/26/04-Present  Director, Alternative
Management Inc.                                             Investments Group of the
200 Park Avenue, 24th Floor                                 Asset Management Division
New York, NY 10166                                          of Oppenheimer Asset
Age 42                                                      Management Inc. Prior to
                                                            joining OAM in 2003, Mr.
                                                            Dornfeld held a variety of
                                                            positions at CIBC World
                                                            Markets Corp. and its
                                                            predecessors since 1991. He
                                                            is a member of the Board of
                                                            Managers of Xanthus, Whistler,
                                                            Wynstone and Xanthus II.

                                                                                                (5)
                                                                                             Number of
                                                                                           Portfolios in           (6)
                                (2)            (3)                                          Fund Complex          Other
                             Position(s)     Term of                                        Overseen by     Directorships Held
                               Held          Office/                    (4)                 Manager or        by Manager or
        (1)                   with the      Length of          Principal Occupation(s)      Nominee for        Nominee for
Name, Address and Age          Fund         Time Served          During Past 5 Years          Manager            Manager
--------------------------  ------------  ----------------  ----------------------------  ---------------  --------------------
Luis Rubio                    Manager      Indefinite/      Dr. Rubio is President of            11         See column (4)
c/o Oppenheimer Asset                      4/25/03-Present  Centro de Investigation
Management Inc.                                             Para el Desarrollo, A.C.
200 Park Avenue, 24th Floor                                 (Center of Research
New York, NY 10166                                          Development) (2000 to
Age 48                                                      present) and a director of
                                                            the same organization
                                                            (1984 to 2000), an Adjunct
                                                            Fellow of the Center
                                                            for Strategic and
                                                            International Studies
                                                            (1993 to present). He was
                                                            a Member of the Advisory
                                                            Board of the National
                                                            Council of Science and
                                                            Technology of Mexico
                                                            (1994 to 2002) and was a
                                                            Director of the Human Rights
                                                            Commission of Mexico City
                                                            (1994 to 2002). He is a
                                                            Director of India Fund and
                                                            Asia Fund. He is also a
                                                            Director of certain other
                                                            offshore private investment
                                                            funds and of Advantage
                                                            Advisers Technology Partners,
                                                            L.L.C., for which the Adviser
                                                            or its affiliates serve as
                                                            investment adviser. He is
                                                            also a member of the Board of
                                                            Managers of Augusta, Sawgrass,
                                                            Xanthus, Troon, Whistler,
                                                            Wynstone, Xanthus II and a
                                                            Trustee of AAMSF1.

Janet L. Schinderman          Manager      Indefinite/      Ms. Schinderman has been              9         See column (4)
c/o Oppenheimer Asset                      4/25/03-Present  Associate Dean for Special
Management Inc.                                             Projects and Secretary to
200 Park Avenue, 24th Floor                                 the Board of Overseers at
New York, NY 10166                                          Columbia Business School of
Age 53                                                      Columbia University since
                                                            1990 and Executive
                                                            Assistant to the President
                                                            of Illinois Institute of
                                                            Technology (1987 to 1990).
                                                            Ms. Schinderman is also a
                                                            member of the Board of
                                                            Managers of Augusta,
                                                            Sawgrass, Xanthus, Troon,
                                                            Whistler, Wynstone, and
                                                            Xanthus II and a Trustee of
                                                            AAMSF1.

-----------------------

* Nominee who is an "interested person," as defined by the 1940 Act, of the Fund because of his affiliation with the Adviser.

                  Lenard Brafman was appointed by the Managers as the Treasurer of the Fund on May 13, 2004. The Fund does not have any other officers.

                  Board Meetings and Committees.

                  The only standing committees of the Board are the Audit Committee and the Nominating Committee. The Board has adopted written charters for the Audit Committee and the Nominating Committee, copies of which are attached to this Proxy Statement as Exhibits 1 and 2, respectively.

                  The current members of the Audit Committee are Messrs. Ausubel, Becker, Buck and Rubio and Ms. Schinderman, constituting all of the Independent Managers. Mr. Becker has been designated as an Audit Committee Financial Expert. The Audit Committee's primary responsibilities are:

          o to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Fund;
          o to oversee the integrity of the Fund's financial statements and the independent audit thereof;
          o to oversee the Fund's compliance with certain legal and regulatory requirements; and
          o    to oversee the Fund's internal audit function.

                  The most recent fiscal year of the Fund ended on December 31, 2003. During that fiscal year, the Board held four regular meetings and eight special meetings, and the Audit Committee held two meetings. In connection with the Fund's audited financial statements for the fiscal year ended December 31, 2003, the Audit Committee has: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2003; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosures and a letter from Ernst & Young LLP regarding, and discussed with Ernst & Young LLP, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended December 31, 2003, be included in the Fund's annual report to Members for filing with the Securities and Exchange Commission ("SEC").

                  The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Managers, is currently comprised of Messrs. Ausubel, Becker, Buck and Rubio and Ms. Schinderman, constituting all of the Independent Managers. The Nominating Committee was established effective as of January 9, 2003, pursuant to the unanimous written consent of the Board. There were two meetings of the Nominating Committee held during the fiscal year ended December 31, 2003, held on February 25, 2003 and October 30, 2003, for the purpose of considering the nomination of Messrs. Buck and Becker.

                  In reviewing a potential nominee and in evaluating the re-nomination of current Independent Managers, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is an "interested person", as defined under the 1940 Act, of the Fund;
(ii) whether the nominee has any relationships with the Fund, the Adviser or its service providers that might impair the person's independence; (iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Fund, considering the nominee's experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Members in written requests addressed to the attention of the Nominating Committee in care of the Fund and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Members will be evaluated based on the previously identified criteria.

                  During the fiscal year ended December 31, 2003, each Manager then serving attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee or the Nominating Committee, meetings of the committees of which a member, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year). Currently, 83.33% of the Managers are Independent Managers. If all of the nominees are elected by the Members, that percentage will remain 83.33%.

                  Manager Compensation.

                  The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended December 31, 2003 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                               COMPENSATION TABLE

                                                           (3)                                          (5)
                                   (2)                  Pension or                 (4)          Total Compensation
        (1)                     Aggregate           Retirement Benefits      Estimated Annual   from Fund and Fund
  Name of Person,           Compensation from       Accrued as Part of        Benefits Upon       Complex Paid to
     Position                     Fund                Fund Expenses             Retirement           Managers
-----------------------  ----------------------  ------------------------  ------------------  ---------------------
Jesse H. Ausubel,               $7,800.00                   0                       0               $31,200.00
Manager

Lawrence K. Becker,             $2,650.00                   0                       0               $31,350.00
Manager

James E. Buck,                  $6,150.00                   0                       0               $24,600.00
Manager

Luis Rubio, Manager             $6,250.00                   0                       0               $89,000.00

Janet L. Schinderman,           $6,150.00                   0                       0               $71,800.00
Manager

                  Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. The Board does not have a compensation committee.

                  Nominee Equity Ownership.

                  The following table sets forth, as of December 31, 2003, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee within the same family of investment companies as the Fund.

                                                                                   (3)
                                           (2)                      Aggregate Dollar Range of Equity
                                      Dollar Range of             Securities of All Funds Overseen or to
            (1)                      Equity Securities             be Overseen by Nominee in Family of
      Name of Nominee                   of the Fund                       Investment Companies
      ---------------                   -----------                       --------------------
Jesse H. Ausubel                           None                                   None


Lawrence K. Becker                         None                                   None


James E. Buck                              None                                   None


Luis Rubio                                 None                                   None


Janet L. Schinderman                       None                                   None


Marshall Dornfeld                          None                                   None

                  As of December 31, 2003, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own or own of record securities in the Adviser or OAM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or OAM.

                  Section 16(a) Beneficial Ownership Reporting Compliance.

                  Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, and directors and officers of the Adviser ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2003, have complied with applicable filing requirements, except that reports filed by OAM, CIBC World Markets Corp., Charles Barber (a former Independent Manager) and Panayotis Sparaggis were not timely filed.

                       THE BOARD OF MANAGERS RECOMMENDS A
                         VOTE "FOR ALL" OF THE NOMINEES


II.      Voting Information.
         ------------------

                  Revocation of Proxies and Abstentions.

                  A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation by a toll-free telephone call at 1-800-733-9986.

                  Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present at the Meeting and will be counted as votes present at the Meeting. Unmarked proxy cards will be voted to approve the Proposal. Because Managers are be elected by a plurality of the votes cast in person or by proxy, abstentions and broker non-votes will not affect the outcome of voting on the Proposal.

                  Quorum Requirements.

                  A quorum of Members is necessary to hold the Meeting. If Members holding limited liability company interests in the Fund ("Interests") representing a majority of the total number of votes eligible to be cast by all Members as of the record date are present in person or by proxy at the Meeting, a quorum will exist.

                  Adjournments.

                  In the absence of a quorum, the Meeting may be adjourned, without additional notice to Members, by action of Members present at the Meeting in person or by proxy holding Interests representing a majority of the votes entitled to be cast by Members present in the Meeting in person or by proxy. If any such adjournment is proposed, the duly appointed proxies will vote in favor of an adjournment all Interests that they are entitled to vote. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.     Other Matters and Additional Information.
         ----------------------------------------

                  Other Business at the Meeting.

                  The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

                  Future Member Proposals.

                  Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Members should submit such proposal to the Fund at c/o Oppenheimer Asset Management Inc., 200 Park Avenue, New York, New York 10166.

                  Communication with the Board.

                  The Board, including all of the Independent Managers, has adopted a policy that any communications by Members intended for the Board should be sent to the Fund at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Board member) or disclose it to the Board (or Board member) at its next regular meeting.

                  Appraisal Rights.

                  As a Member, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement.

                  Results of Voting.

                  Members will be informed of the voting results of the Meeting in the Fund's next semi-annual report, which will be sent to Members on or before August 29, 2004.

                  Expenses.

                  The Fund will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, Georgeson Shareholder Communications Inc. is being paid a fee of $7,500 and is being reimbursed for out-of-pocket expenses related to its services.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY FAX TO 1-877-260-0406. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                                          By Order of the Board of Managers



                                          ---------------------------------
                                          Marshall Dornfeld
                                          Principal Manager


                                                            Dated: June 15, 2004

                                    EXHIBIT 1

                             AUDIT COMMITTEE CHARTER

                                February 26, 2004

                  This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a "Board") of each investment company set forth on Exhibit A (each, a "Fund" and collectively, the "Funds").

Purposes

                  The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices;
(b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

                  The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

Authority

                  The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

Composition and Term of Committee Members

                  The Committee shall be comprised of the
Managers/Directors/Trustees who are "Independent," which term shall mean each Manager/Director/Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

                  For those Funds listed on the New York Stock Exchange ("NYSE"), no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

                                 Exhibit 1 - 1

                  For those Funds listed on the NYSE, each member of the Committee shall be "Independent," as defined in the NYSE Listed Company Manual ss.303.01, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

                  Each member of the Committee shall serve until a successor is appointed.

                  The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

Meetings

                  The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                  Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

                  Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers of the Committee

                  The duties and powers of the Committee include, but are not limited to, the following:

o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

                                 Exhibit 1 - 2

o set the compensation of the independent auditors, such amount to be paid by the Fund;

o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

                                 Exhibit 1 - 3

o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors;
         (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

o resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;

o to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

o review the Committee's charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and

                                 Exhibit 1 - 4

o        review policies with respect to risk assessment and risk management;

o review hiring policies for employees or former employees of the Fund's independent accountants;

o        establish and maintain the procedures set forth in Exhibit B regarding:
         (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters.

o review such other matters as may be appropriately delegated to the Committee by the Board.

Annual Performance Evaluation

                  The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this charter and recommend to the Board any improvements to this charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

                                 Exhibit 1 - 5

                      EXHIBIT A TO AUDIT COMMITTEE CHARTER


1.       ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

2.       ADVANTAGE ADVISERS SAWGRASS FUND, L.L.C.

3.       ADVANTAGE ADVISERS STRATIGOS FUND, L.L.C.

4.       ADVANTAGE ADVISERS TROON FUND, L.L.C.

5.       ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

6.       ADVANTAGE ADVISERS WYNSTONE FUND, L.L.C.

7        ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

8.       ADVANTAGE ADVISERS XANTHUS II, L.L.C.

9.       ADVANTAGE ADVISERS MULTI-SECTOR FUND I

10.      THE INDIA FUND, INC.

11.      THE ASIA TIGERS FUND, INC.

                                 Exhibit 1 - A

                      EXHIBIT B TO AUDIT COMMITTEE CHARTER

                            WHISTLEBLOWER PROCEDURES

A. Responsibilities of Audit Committee of the Fund (the "Audit Committee") With Respect to Specified Complaints
         -----------------------------------------------------------------------

         1. The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons(2) ("Reports") regarding:

                  (a) questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

                  (b) compliance with legal and regulatory requirements ("Legal Allegation"); and

                  (c) retaliation against Covered Persons who make Accounting Allegations or Legal Allegations ("Retaliatory Act").

         (2) In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B.       Procedures for Receiving Reports
         --------------------------------

         1. Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

         2. Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the



-------------------------
(2) For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

                                 Exhibit 1 - B
subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

                  (a) If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

                  (b) If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

C. Considerations Relative To Whether the Audit Committee or Management Should Investigate a Report
         --------------------------------------------------------------------

                  In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

         1. Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

                                 Exhibit 1 - B

         2. How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

         3. How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D.       Protection of Whistleblowers
         ----------------------------

                  Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

                                 Exhibit 1 - B

E.       Records
         -------

                  The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

F.       Procedures for Making Complaints
         --------------------------------

                  In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (617) 627-3633. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person at (212) 667-4395.

                                 Exhibit 1 - B

                                    EXHIBIT 2

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the "Committee") of Advantage Advisers Sawgrass Fund, L.L.C. (the "Fund") shall be composed solely of the members of the Board of Managers (the "Board") who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.
RESPONSIBILITIES

The Committee shall review candidates for, and make nominations of, Independent Managers to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Manager, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Manager of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Manager of the Fund;

     o the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

     o    the character and integrity of the person.

While the Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Committee shall accept nominations for the office of Manager made by members of the Fund ("Members") as it deems appropriate. Members who wish to recommend a nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

                                 Exhibit 2 - 1

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Manager of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

                                 Exhibit 2 - 2

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

                              4 EASY WAYS TO VOTE:
                              --------------------

        (1) VIA THE INTERNET, (2) BY TELEPHONE, (3) BY FAX or (4) BY MAIL

                  Voting on the Internet                                         Voting By Phone
                  ----------------------                                         ---------------
     o   Read the Proxy Statement and have this card at           o   Read the Proxy Statement and have this card at
         hand                                                         hand
     o   Log on to http://www.proxy.georgeson.com                 o   Call toll-free at 1-800-858-0073
     o   Enter the control number shown on this proxy card        o   Enter the control number shown on this proxy
         and follow the on-screen instructions                        card and follow the recorded instructions
     o   Do not return this proxy card                            o   Do not return this proxy card

                       Voting By Fax                                              Voting By Mail
                       -------------                                              --------------
     o   Mark your voting preferences, sign and date this         o   Read the Proxy Statement
         proxy card                                               o   Check the appropriate boxes on this proxy card
     o   Fax BOTH SIDES of your completed proxy card to           o   Sign and date this proxy card
         1-877-260-0406                                           o   Mail your completed proxy card in the enclosed
     o   Do not return this proxy card                                envelope

      DO NOT MAIL THIS PROXY CARD IF YOU VOTE BY INTERNET, TELEPHONE OR FAX

                     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF MANAGERS FOR
             SPECIAL MEETING OF MEMBERS TO BE HELD ON JULY 15, 2004

         The undersigned hereby appoints Judith Gross and A. Tyson Arnedt, jointly and severally, as proxies ("Proxies"), with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") held of record by the undersigned on May 31, 2004 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on July 15, 2004 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby.

THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES FOR ELECTION AS MANAGERS.

1.       Election of Managers.

     o   Mark "FOR ALL" if you wish to vote for all nominees.
     o   Mark "WITHHOLD ALL" if you wish to vote against all nominees.
     o Mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the lines below if you wish to withhold authority for any individual nominee(s).

                   FOR                     WITHHOLD                FOR ALL
                   ALL                       ALL                   EXCEPT*
                   [ ]                       [ ]                     [ ]


         Nominees:   (1) Jesse H. Ausubel, (2) Lawrence Becker,
                     (3) James E. Buck, (4) Marshall Dornfeld, (5) Luis Rubio,
                     (6) Janet L. Schinderman

         List Exceptions:
                             ---------------------------------------------

                             ---------------------------------------------

                             ---------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FAX TO 1-877-260-0406.

If this proxy is properly executed and received by the Fund prior to the Meeting, interests in the Fund represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as Managers.

PLEASE DATE AND SIGN BELOW EXACTLY AS NAME APPEARS ON THIS PROXY CARD. INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

 -------------------------------------------------------------
|                                                             |
|                                                             |
|                                                             |
| -----------------------------                               |
| Name of Member                                              |
| (exactly as it appears on this proxy card)                  |
|                                                             |
|-------------------------------------------------------------
|                                                             |
|                                                             |
|                                                             |
| ---------------------------------------                     |
| Authorized Signature (Please sign)                          |
|     Name:                                                   |
|     Title:                                                  |
|                                                             |
|-------------------------------------------------------------
|                                                             |
|                                                             |
|                                                             |
| ------------------------------------                        |
| Authorized Signature (Please sign)                          |
|     Name:                                                   |
|     Title:                                                  |
|                                                             |
 -------------------------------------------------------------


Date:______________